UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2022

Donnelley Financial Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37728	36-4829638
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive,
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(800) 823-5304

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	DFIN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)    On July 14, 2022, the board of Donnelley Financial Solutions, Inc. (the “Company”) increased the size of the board to nine members effective immediately.

(b)    On July 14, 2022, the Board appointed Chandar Pattabhiram as a director of the Company to fill the vacancy created upon the increase in the size of the Board, and to serve until the Company’s 2023 annual meeting of stockholders or until his successor is elected and qualified. Mr. Pattabhiram will serve on the Company’s Compensation Committee.

In connection with Mr. Pattabhiram’s appointment, and pursuant to the Company’s Non-Employee Director Compensation Plan (the “Director Plan”), Mr. Pattabhiram will be granted a prorated portion the annual cash retainer equaling $67,507 and a prorated portion of the annual equity retainer equaling $147,671, as specified in the Director Plan.

The Company has not entered into any transactions with Mr. Pattabhiram identified in Item 404(a) of Regulation S-K and he will not be employed by the Company. Mr. Pattabhiram was not elected pursuant to an arrangement or understanding between him and any other person.

A copy of the Company’s press release relating to the changes described in this Item 5.02 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into this Item 5.02 or into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of the Company, dated July 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONNELLEY FINANCIAL SOLUTIONS, INC.

Date: July 18, 2022	By:	/s/ Jennifer B. Reiners
Jennifer B. Reiners
Executive Vice President, General Counsel and Corporate Secretary